                                                                  CONFORMED COPY

                                                                    Exhibit 10.1


                               CONSENT AND WAIVER

               CONSENT AND WAIVER, dated as of July 31, 2002 (this "Consent"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions parties thereto (the "Lenders"), and the Agents.

                              W I T N E S S E T H:
                               - - - - - - - - - -

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

               WHEREAS, the Company has requested, and, upon this Consent becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and waived as set forth below;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               SECTION 2. Amendment to Credit Agreement. The definition of "Consolidated Total Senior Debt" set forth in subsection 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after the phrase "other than Subordinated Indebtedness" and before ",":

                  "and Indebtedness under the Senior Unsecured Notes"

               SECTION 3. Waiver to Credit Agreement. Any breach by the Company of the financial condition covenant set forth in subsection 7.6F of the Credit Agreement with respect to the test period ending June 30, 2002, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

               SECTION 4. Conditions to Effectiveness. This Consent shall be effective on the date on which the Administrative Agent shall have received this Consent, executed and delivered by a duly authorized officer of each of the Company, the Guarantor and the Requisite Lenders.

               SECTION 5. Representations and Warranties. To induce the Lenders parties hereto to enter into this Consent, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders that (i) the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Consent, as if made on and as of the date hereof and (ii) after giving effect to this Consent, no Event of Default or Potential Event of Default shall have occurred and be continuing.

               SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Consent, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 7. Costs, Expenses and Taxes. The Company agrees to pay on demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Consent and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Consent and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

               SECTION 8. Affirmation of Subsidiary Guaranty, Pledge Agreement and Credit Agreement. The Guarantor hereby consents to the modification of the Credit Agreement contemplated hereby and each of the Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

               SECTION 9. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 10. Execution in Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Consent signed by all the parties shall be lodged with the Company and the Administrative Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    AURORA FOODS INC.


                                    By: /s/ William R. McManaman
                                        -------------------------------------
                                    Name: William R. McManaman
                                    Title: Exec VP, CFO, and Secretary


                                    SEA COAST FOODS, INC.


                                    By: /s/ William R. McManaman
                                        -------------------------------------
                                    Name: William R. McManaman


                                    JPMORGAN CHASE BANK,
                                    as Administrative Agent and as a Lender


                                    By: /s/ William J. Caggiano
                                        -------------------------------------
                                    Name: William J. Caggiano
                                    Title: Managing Director

                               ALLIANCE CAPITAL MANAGEMENT L.P., as
                               Manager on behalf of ALLIANCE CAPITAL
                               FUNDING, L.L.C., as Assignee

                               By: Alliance Capital Management Corporation,
                               General Partner of Alliance Capital Management
                               L.P.


                               By: /s/ Joel Serebransky
                                   ----------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President

                               APEX (IDM) CDO I, LTD.

                               By: David L. Babson & Company Inc., as Collateral Manager


                               By: /s/ Mary Ann McCarthy
                                   -----------------------------------
                               Name: Mary Ann McCarthy
                               Title: Managing Director

                               ARES LEVERAGED INVESTMENT FUND II, L.P.


                               By: ARES Management II, L.P. its General Partner


                               By: /s/ Seth J. Brufsky
                                   -----------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President

                                  ARES III CLO LTD.

                                  By: ARES CLO Management, LLC its Investment
                                  Manager


                                  By: /s/ Seth J. Brufsky
                                      -----------------------------------
                                  Name: Seth J. Brufsky
                                  Title: Vice President

                                  ARES IV CLO LTD.

                                  By: ARES CLO Management IV, L.P. its
                                  Investment Manager

                                  By: ARES CLO GP IV, LLC its Managing Manager


                                  By: /s/ Seth J. Brufsky
                                      -----------------------------------
                                  Name: Seth J. Brufsky
                                  Title: Vice President

                                  ARES V CLO LTD.

                                  By: ARES CLO Management V, L.P. its Investment Manager


                                  By: ARES CLO GP V, LLC its Managing Manager


                                  By: /s/ Seth J. Brufsky
                                      -----------------------------------
                                  Name: Seth J. Brufsky
                                  Title: Vice President

                               BANK OF AMERICA, N.A.


                               By: /s/ Laura T. Sweet
                                   --------------------------------
                               Name: Laura T. Sweet
                               Title: Assistant Vice President


                               CANPARTNERS INVESTMENTS IV, LLC


                               By: /s/ K. Robert Turner
                                   --------------------------------
                               Name: K. Robert Turner
                               Title: Authorized Member


                               CANYON CAPITAL CDO 2001-1 LTD.

                               By: Canyon Capital Advisors LLC a Delaware
                               limited liability company, its Collateral Manager

                               By: /s/ K. Robert Turner
                                   --------------------------------
                               Name: K. Robert Turner
                               Title: Managing Director


                               CANYON CAPITAL CDO 2002-1 LTD.

                               By: Canyon Capital Advisors LLC a Delaware
                               limited liability company, its Collateral Manager

                               By: /s/ K. Robert Turner
                                   --------------------------------
                               Name: K. Robert Turner
                               Title: Managing Director


                               CONTINENTAL CASUALTY COMPANY


                               By: /s/ Marilou R. McGirr
                                   --------------------------------
                               Name: Marilou R. McGirr
                               Title: Vice President

                                  COSTANTINUS EATON VANCE CDO V, LTD.

                                  By: Eaton Vance Management as Investment
                                  Advisor

                                  By: /s/ Payson F. Swaffield
                                      -----------------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President


                                  CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                  By: /s/ Steve Martin
                                      -----------------------------------
                                  Name: Steve Martin
                                  Title: Vice President

                                  By: /s/ Maria de Lellis
                                      -----------------------------------
                                  Name: Maria de Lellis
                                  Title: Assistant Vice President

                                  DEUTSCHE BANK AG NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By: /s/ William W. McGinty
                                      -----------------------------------
                                  Name: William W. McGinty
                                  Title: Director

                                  By: /s/ Thomas A. Foley
                                      -----------------------------------
                                  Name: Thomas A. Foley
                                  Title: Vice President

                                  DRYDEN HIGH YIELD CDO 2001-I

                                  By: Prudential Investment Management, Inc., as Collateral Manager

                                  By: /s/ B. Ross Smead
                                      -----------------------------------
                                  Name: B. Ross Smead
                                  Title: Vice President

                                  DRYDEN LEVERAGED LOAN CDO 2002-II

                                  By: Prudential Investment Management, Inc., as Collateral Manager

                                  By: /s/ B. Ross Smead
                                      ---------------------------------------
                                  Name: B. Ross Smead
                                  Title: Vice President

                                  EATON VANCE CDO III, LTD.

                                  By: Eaton Vance Management as Investment
                                  Advisor

                                  By: /s/ Payson F. Swaffield
                                      ---------------------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President


                                  EATON VANCE CDO IV, LTD.

                                  By: Eaton Vance Management as Investment
                                  Advisor

                                  By: /s/ Payson F. Swaffield
                                      ---------------------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President


                                  EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                  By: Eaton Vance Management as Investment
                                  Advisor

                                  By: /s/ Payson F. Swaffield
                                      ---------------------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President

                                  EATON VANCE SENIOR INCOME TRUST

                                  By: Eaton Vance Management as Investment
                                  Advisor

                                  By: /s/ Payson F. Swaffield
                                      ---------------------------------------
                                  Name:   Payson F. Swaffield
                                  Title:  Vice President


                                  ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                  By: David L. Babson & Company, Inc., as
                                  Collateral Manager


                                  By: /s/ Mary Ann McCarthy
                                      ---------------------------------------
                                  Name:   Mary Ann McCarthy
                                  Title:  Managing Director

                                  ELC (CAYMAN) LTD. 2000-1

                                  By: David L. Babson & Company Inc., as
                                  Collateral Manager


                                  By: /s/ Mary Ann McCarthy
                                      ---------------------------------------
                                  Name:   Mary Ann McCarthy
                                  Title:  Managing Director


                                  FRANKLIN CLO I, LIMITED


                                  By: /s/ Richard D'Addario
                                      ---------------------------------------
                                  Name:   Richard D'Addario
                                  Title:  Senior Vice President

                                     FRANKLIN CLO III, LIMITED

                                     By: /s/ Richard D'Addario
                                         -----------------------------------
                                     Name:   Richard D'Addario
                                     Title:  Senior Vice President

                                     FRANKLIN FLOATING RATE TRUST


                                     By: /s/ Richard D'Addario
                                         -----------------------------------
                                     Name:   Richard D'Addario
                                     Title:  Vice President

                                     FRANKLIN FLOATING RATE MASTER SERIES


                                     By: /s/ Richard D'Addario
                                         -----------------------------------
                                     Name:   Richard D'Addario
                                     Title:  Vice President

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By: /s/ W. Jerome McDermott
                                         -----------------------------------
                                     Name:   W. Jerome McDermott
                                     Title:  Duly Authorized Signatory


                                     GLENEAGLES TRADING LLC


                                     By: /s/ Ann E. Morris
                                         -----------------------------------
                                     Name:   Ann E. Morris
                                     Title:  Asst. Vice President

                                    GRAYSON & CO

                                    By: Boston Management and Research as
                                    Investment Advisor

                                    By: /s/ Payson F. Swaffield
                                        ------------------------------------
                                    Name:   Payson F. Swaffield
                                    Title:  Vice President


                                    IKB DEUTSCHE INDUSTRIEBANK AG LUXEMBOURG
                                    BRANCH


                                    By: /s/ Anja Keuchel
                                        ------------------------------------
                                    Name:   Anja Keuchel
                                    Title:  Manager

                                    By: /s/ Stephen Jessett
                                        ------------------------------------
                                    Name:   Stephen Jessett
                                    Title:  Director

                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                    By: Indosuez Capital as Portfolio Advisor

                                    By: /s/ Andrew Brady
                                        ------------------------------------
                                    Name:   Andrew Brady
                                    Title:  Vice President

                                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                                    By: Indosuez Capital as Portfolio Advisor

                                    By: /s/ Andrew Brady
                                        ------------------------------------
                                    Name:   Andrew Brady
                                    Title:  Vice President

                                     KZH CYPRESSTREE-1 LLC


                                     By: /s/ Joyce Fraser-Bryant
                                         ---------------------------------------
                                     Name:   Joyce Fraser-Bryant
                                     Title:  Authorized Agent

                                     KZH ING-2 LLC


                                     By: /s/ Joyce Fraser-Bryant
                                         ---------------------------------------
                                     Name:   Joyce Fraser-Bryant
                                     Title:  Authorized Agent

                                     KZH PONDVIEW LLC


                                     By: /s/ Joyce Fraser-Bryant
                                         ---------------------------------------
                                     Name:   Joyce Fraser-Bryant
                                     Title:  Authorized Agent

                                     KZH STERLING LLC


                                     By: /s/ Joyce Fraser-Bryant
                                         ---------------------------------------
                                     Name:   Joyce Fraser-Bryant
                                     Title:  Authorized Agent

                                     KZH WATERSIDE LLC


                                     By: /s/ Joyce Fraser-Bryant
                                         ---------------------------------------
                                     Name:   Joyce Fraser-Bryant
                                     Title:  Authorized Agent

                                    MARINER LDC


                                    By: /s/ Charles R. Howe IV
                                        ------------------------------------
                                    Name:   Charles R. Howe IV
                                    Title:  Director


                                    MONUMENT CAPITAL LTD., as Assignee

                                    By: Alliance Capital Management L.P., as
                                    Investment Manager

                                    By: Alliance Capital Management Corporation,
                                    as General Partner


                                    By: /s/ Joel Serebransky
                                        ------------------------------------
                                    Name:   Joel Serebransky
                                    Title:  Senior Vice President

                                    NATIONAL CITY


                                    By: /s/ Jennifer R. Hammarlund
                                        -----------------------------------
                                    Name:   Jennifer R. Hammarlund
                                    Title:  Assistant Vice President


                                    NEW ALLIANCE GLOBAL CDO, LIMITED

                                    By: Alliance Capital Management L.P., as
                                    Sub-advisor

                                    By: Alliance Capital Management Corporation,
                                    as General Partner

                                    By: /s/ Joel Serebransky
                                        ------------------------------------
                                    Name:   Joel Serebransky
                                    Title:  Senior Vice President

                                OXFORD STRATEGIC INCOME FUND

                                By: Eaton Vance Management as Investment Advisor

                                By: /s/ Payson F. Swaffield
                                    ---------------------------------------
                                Name:   Payson F. Swaffield
                                Title:  Vice President


                                PACIFICA PARTNERS I, L.P.

                                By: Imperial Credit Asset as its Investment
                                Manager


                                By: /s/ Mary Shaifer
                                    ---------------------------------------
                                Name:   Mary Shaifer
                                Title:  Research Analyst

                                PAMCO CAYMAN LTD.

                                By: Highland Capital Management, L.P. as
                                Collateral Manager


                                By: /s/ Louis Koven
                                    ---------------------------------------
                                Name:   Louis Koven
                                Title: Executive Vice President-CFO Highland Capital Management, L.P.


                                PPM SHADOW CREEK FUNDING LLC


                                By: /s/ Ann E. Morris
                                    ---------------------------------------
                                Name:   Ann E. Morris
                                Title:  Asst. Vice President

                                    PPM SPYGLASS FUNDING TRUST


                                    By: /s/ Ann E. Morris
                                        -------------------------------------
                                    Name:   Ann E. Morris
                                    Title:  Authorized Agent

                                    SENIOR DEBT PORTFOLIO

                                    By: Boston Management and Research as
                                    Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                        -------------------------------------
                                    Name:   Payson F. Swaffield
                                    Title:  Vice President


                                    SIMSBURY CLO, LIMITED

                                    By: David L. Babson & Company. Inc. under
                                    delegated authority from Massachusetts
                                    Mutual Life Insurance Company as Collateral
                                    Manager


                                    By: /s/ Mary Ann McCarthy
                                        -------------------------------------
                                    Name:   Mary Ann McCarthy
                                    Title:  Managing Director

                                    SUNTRUST BANK


                                    By: /s/ Janet R. Naifeh
                                        -------------------------------------
                                    Name:   Janet R. Naifeh
                                    Title:  Director

                                            WELLS FARGO BANK, N.A.


                                            By: /s/ Leonard Kam
                                                -------------------------------
                                            Name:   Leonard Kam
                                            Title:  Vice President & Principal